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                                                                   EXHIBIT 10.43

                               AMENDMENT NO. 2 TO
                              AMENDED AND RESTATED
             REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT

      THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT (the "Amendment Agreement") dated March 28, 1996, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower") , and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (successor by merger of NationsBank of Florida, National Association), a national banking association, (the "Lender") and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), as Agent for the Lender;

                              W I T N E S S E T H:

      WHEREAS, the Lender by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995, as amended by Amendment No. 1 dated July 21, 1995 as so amended (the "Agreement"), has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $20,000,000 and a Term Loan (as defined in the Agreement) of $25,000,000; and

      WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

      1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (as defined in the "Agreement") shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein and in the other Loan Documents without definition shall have the respective meanings provided therefor in the Agreement, as hereby amended.

      2. Subject to the conditions set forth in paragraph 5 hereof, the Agreement shall be and hereby is amended, effective as of December 31, 1995, as follows:

            (a) The definition of "Consolidated Fixed Charge Ratio" appearing in
      Section 1.01 is amended in its entirety to read as follows:

                  "'Consolidated Fixed Charge Ratio' means, with respect to the
            Borrower and its Subsidiaries, the ratio of (i) Consolidated EBITDAR minus Capital Expenditures (other than (a) Capital Expenditures of up to $2,300,000 in the aggregate incurred in connection with the operation of the business acquired in the CHC Transaction and (b) Capital Expenditures incurred under Capital Leases) to (ii) Consolidated Fixed Charges; which ratio
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            shall be calculated (x) for each fiscal quarter ending on December
            31, 1995, March 31, 1996 and June 30, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning October 1, 1995 and ending as of the end of each such quarter period, as the case may be, and (y) after June 30, 1996 for the Four-Quarter Period ending on the date of computation."

            (b) The definition of "Consolidated Interest Coverage Ratio" appearing in Section 1.01 is amended in its entirety to read as follows:

                  "'Consolidated Interest Coverage Ratio' means, with respect to the Borrower and its Subsidiaries, the ratio of (a) Consolidated Net Income plus to the extent deducted in determining Consolidated Net Income (i) taxes based on income accrued during such period, (ii) Consolidated Interest Expense, and (iii) all contributions to the ESOP made or accrued by the Borrower during such period related to the ESOP Debt to (b) Consolidated Interest Expense; which ratio shall be calculated (x) for each fiscal quarter ending on December 31, 1995, March 31, 1996 and June 30, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning October 1, 1995 and ending as of the end of each such quarter period, as the case may be, and (y) after June 30, 1996 for the Four-Quarter Period ending on the date of computation."

            (c) The definition of "Consolidated Leverage Ratio" appearing in
      Section 1.01 is amended in its entirety to read as follows:

                  "'Consolidated Leverage Ratio' means the ratio of Consolidated
            Funded Indebtedness to Consolidated EBITDA (i) for each fiscal quarter ending on December 31, 1995, March 31, 1996 and June 30, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning October 1, 1995 and ending as of the end of each such quarter period, as the case may be, and (ii) after June 30, 1996 for the Four-Quarter Period ending on the date of computation."

            (d) Clause (i) of Section 9.01 is amended in its entirety to read as follows:

            "***(i) $20,000,000 at December 31, 1995 and ****"

            (e) Section 9.03 through Section 9.05 are hereby amended in their entirety to read as follows:

                  "9.03 Consolidated Interest Coverage Ratio. Permit at any time during the periods set forth below the


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             Consolidated Interest Coverage Ratio to be less than the respective amount set forth opposite each such period:

                         Period                                  Ratio
                         ------                                  -----

                  October 1, 1995 through                   1.50  to 1.00
                    December 31, 1995

                  January 1, 1996 through                   1.75  to 1.00
                    March 31, 1996

                  April 1, 1996 through                     1.75  to 1.00
                    June 30, 1996

                  July 1, 1996 and thereafter               2.00  to 1.00

                  9.04 Consolidated Leverage Ratio. Permit at any time during the periods set forth below the Consolidated Leverage Ratio to be more than the respective amount set forth opposite each such period:

                         Period                                  Ratio
                         ------                                  -----

                  October 1, 1995 through                   3.75  to 1.00
                    December 31, 1995

                  January 1, 1996 through                   3.75  to 1.00
                    March 31, 1996

                  April 1, 1996 through                     3.50  to 1.00
                    June 30, 1996

                  July 1, 1996 and thereafter               3.00  to 1.00

                  9.05 Consolidated Fixed Charge Ratio. Permit at any time
            during the respective periods set forth below the Consolidated Fixed Charge Ratio to be less than the respective amount set forth opposite such period:

                         Period                                  Ratio
                         ------                                  -----

                   October 1, 1995 through                   1.00 to 1.00
                    December 31, 1995

                  January 1, 1996 through                    1.00  to 1.00
                    March 31, 1996

                  April 1, 1996 through                      1.10  to 1.00
                    June 30, 1996

                  July 1, 1996 and thereafter                1.10  to 1.00

      3. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment Agreement for the purpose of consenting to this Amendment Agreement and affirming its respective guaranty of the Obligations of Borrower arising under the Agreement as amended by this Amendment Agreement.

      4. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:


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            (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) are true, complete and correct in all material respects on and as of the date hereof, are hereby reaffirmed, and shall survive the execution and delivery of this Amendment Agreement;

            (ii) The execution, delivery and performance of this Amendment Agreement will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the Agreement, as amended hereby, or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

      5. As conditions to the effectiveness of this Amendment Agreement there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since September 30, 1996.

      6. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

      7. Except as specifically amended, modified or supplemented by this Amendment Agreement, all of the other documents delivered in connection with the Loans, as heretofore amended, are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

      8. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision


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thereof or municipality therein in respect of this Amendment Agreement, the
Borrower shall pay the same (including interest penalties, if any) and shall hold the Bank and the Agent harmless with respect thereto.

      9. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                  [remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    VITAS HEALTHCARE CORPORATION

WITNESS:

/s/ [Signature Illegible]           By: /s/ Mark W. Ohlendorf
------------------------            ---------------------------------
                                    Name: Mark W. Ohlendorf
/s/ [Signature Illegible]           Title: Vice President
------------------------


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                                 NATIONSBANK, NATIONAL ASSOCIATION
                                 (SOUTH), as Agent


                                 By: /s/ Sugeet Manchanda
                                     -------------------------------
                                 Name: Sugeet Manchanda
                                       -----------------------------
                                 Title: Vice President


                                 NATIONSBANK, NATIONAL ASSOCIATION
                                 (SOUTH), as Lender


                                 By: /s/ Sugeet Manchanda
                                     -------------------------------
                                 Name: Sugeet Manchanda
                                       -----------------------------
                                 Title: Vice President


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                                  GUARANTORS:

                                     VITAS HEALTHCARE CORPORATION OF
                                     FLORIDA

                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF OHIO


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF
                                     PENNSYLVANIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF
                                     CALIFORNIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name:  Mark W. Ohlendorf
                                     Title: Vice President

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